UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Webster Financial Corporation

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Following are excerpts from a transcript of a presentation delivered on November 12, 2009 by Gerald P. Plush, Senior Executive Vice President, Chief Financial Officer & Chief Risk Officer of Webster Financial Corporation.

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Speaker (Gerald Plush): Regarding capital, following a very successful exchange offer in Q2, the Warburg Pincus investment boosted Webster’s already solid regulatory capital levels well above the median for peers and then brought our pro forma at September 30 Tier 1 common to risk-weighted assets ratio to 6.85%, and that brings Webster closer to the June 30 median of the top 50 U.S. commercial banks and we’re up over 120 basis points or so from year-end 2008. The bottom line, Webster’s capital levels have been well in excess of regulatory requirements all along, but our Tier 1 common and tangible common ratios were not. The opportunity to boost these levels on what we deem to be highly favorable terms and to put to rest any questions about tangible common equity levels was compelling, and you can see the positive results.

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Question: Jerry, if I can ask the first question, you received a large private equity investment from Warburg Pincus, and I think you had said on your conference call this past quarter that you – it was great having them as a partner. I wondered if you could share with us – and not specific to Warburg and your investment – aside from the capital that they bring to the table, what other kinds of things do private equity firms bring to the relationship they have?

Answer (Gerald Plush): Sure. I think first and foremost, I’ll answer in two parts. One, we’re really pleased to have had David Coulter join our Board of Directors. It’s great to have a very seasoned, experienced bank executive. I think it goes without saying, CEO of Bank of America, Office of the Chair at JPMorgan, he’s got extensive experience in all facets of banking, so, just a terrific addition to an already great Board of Directors. So, we think that that addition to governance has been a really nice step.

In addition, I think that investors, analysts, can take comfort in the fact that the company had gone through extensive due diligence, clearly from the external accountants, legal counsel, from folks like Promontory Financial Group through the loan trials, folks like JPMorgan who’ve done the valuation, both in the loan and the deposit side as well as the investment portfolio. We’ve certainly been very thoroughly scrutinized, and I think to the extent that you see a firm like Warburg, who stepped up and not only invested, but invested at a premium, I think says a lot about the comfort that I think people can take from the quality investment, the quality investor that they are.

Forward-looking statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about Webster Financial Corporation’s ("Webster" or "WBS") future financial condition, operating results, cost savings, management’s expectations regarding future growth opportunities and business strategy and other statements contained in this presentation that are not historical facts, as well as other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Webster’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; (2) the interest rate environment may compress margins and adversely affect net interest income; (3) increases in competitive pressures among financial institutions and businesses offering similar products and services; (4) higher defaults on our loan portfolio than we expect; (5) changes in management’s estimate of the adequacy of the allowance for loan losses; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) difficulties associated with achieving expected future financial results; (8) legislative or regulatory changes or changes in accounting principles, policies or guidelines; (9)

management’s estimates and projections of interest rates and interest rate policy; (10) cost savings and accretion to earnings from mergers and acquisitions may not be fully realized or may take longer to realize than expected; and (11) any failure to receive the approval of Webster’s shareholders in connection with Warburg Pincus’ investment. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Webster’ reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). Webster cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Except as required by law, Webster does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.